UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JULY 24, 2000

                              PRIVATEBANCORP, INC.
             (Exact name of Registrant as specified in its charter)

                          -----------------------------

           DELAWARE                     000-25887                  36-3681151
(State or other jurisdiction     (Commission file number)     (I.R.S. Employer
       of incorporation)                                     identification no.)

        TEN NORTH DEARBORN                                          60602
         CHICAGO, ILLINOIS                                        (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (312) 683-7100


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.
         ------------

     On July 24, 2000, PrivateBancorp, Inc. (the "Company") announced its earnings results for the quarter ending June 30, 2000. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference.


ITEM 7(c).  EXHIBITS.
            --------

Exhibit 99.1 Press Release dated July 24, 2000.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PRIVATEBANCORP, INC.



Date:  July 24, 2000                    By:   /s/ RALPH B. MANDELL
                                              ----------------------------------
                                              Ralph B. Mandell
                                              Chairman of the Board and Chief
                                                Executive Officer

                                INDEX TO EXHIBITS
                                -----------------


Exhibit
-------

99.1      Press Release dated July 24, 2000.